UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: December 29, 2011

(Date of earliest event reported)

U.S. PRECIOUS METALS, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-50703	14-1839426
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer I.D. No.)

15122 Tealrise Way, Lithia, FL 33547

(Address of Principal Executive Offices)

(813) 260-1865

(Registrant's telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 29, 2011, the Company appointed Mr. Daniel Joonsikk Moon to the Company’s Board of Directors.  Mr. Moon (age 64) has been President and Chief Executive Officer of LUCKY TCL from 1993 to the present. LUCKY TCL, with offices in Beijing, Hong Kong and Seoul, core business is designing and manufacturing smelters for the mining industry with a primary focus on gold, copper and iron ores. From 1996 to present, Mr. Moon also has been President and Chief Executive Officer of FLAMBAU Ltd, a commodity trading business located in Hong Kong. Mr. Moon is a graduate of Han Yang University, Seoul Korea with a degree in architectural engineering and also is a graduate from South Dakota State University with a degree in Civil Engineering. Mr. Moon brings to the Board of Directors valuable overseas business contacts and international business experience.

Mr. Moon was granted stock options to acquire 1,000,000 shares of common stock of the Company each at an exercise price of $0.18, all of which have been vested. The options expire five years from the date of grant unless sooner terminated by resignation or removal.

As of the date of this Report, except as stated herein, the Company has no written or oral agreements with the above director regarding compensation or any other form of remuneration. There are no family relationships between the above named officers and any other officers and/or directors. Except as stated herein, there have been no transactions since the beginning of our last fiscal year, or any currently proposed transaction, in which we were or are to be a participant, exceeding $120,000 and in which our new officers had or will have a direct or indirect material interest. There is no material plan, contract or arrangement (whether or not written) to which the above named officers are a party or in which each party participates that is entered into or a material amendment in connection with the triggering event or any grant or award to any such covered person or modification thereto, under any such plan, contract or arrangement in connection with any such event.

Item 7.01  Regulation FD Disclosure.

On or about January 5, 2012, the Company issued the Press Release regarding the appointment of Mr. Moon, a copy of which is attached hereto as Exhibit 99.1

Item 9.01 Financial Statements and  Exhibits.

Exhibit Number

Description

99.1

Press Release dated January 5, 2012.

SIGNATURE

 Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

U.S. PRECIOUS METALS, INC.

By:	/s/ John Gildea
Name: John Gildea
Title: Chairman of the Board
Date: January 5, 2012

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